Exhibit 99.1

TALBOTS AND SYCAMORE PARTNERS AGREE TO EXTEND DATE FOR

COMMENCEMENT OF TENDER OFFER BY TWO DAYS

HINGHAM, MA, June 13, 2012 — The Talbots, Inc. (NYSE:TLB) today announced that the Company and Sycamore Partners agreed to extend the date by which Sycamore Partners is obligated to commence the tender offer for all of the outstanding shares of Talbots common stock pursuant to the previously announced merger agreement from Wednesday, June 13, 2012 to Friday, June 15, 2012.

Perella Weinberg Partners LP is acting as financial advisor to Talbots, and White & Case LLP is acting as its legal counsel. Bank of America Merrill Lynch is acting as financial advisor to Sycamore Partners, and Winston & Strawn LLP and the Law Offices of Gary M. Holihan, P.C. are acting as its legal counsel.

About The Talbots, Inc.

The Talbots, Inc. is a leading specialty retailer and direct marketer of women’s apparel, shoes and accessories. At the end of the first quarter 2012, the Company operated 516 Talbots stores in 46 states and Canada. Talbots brand on-line shopping site is located at www.talbots.com.

About Sycamore Partners

Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments. The founders of Sycamore have a long history of partnering with management teams to improve the operating profitability and strategic value of their businesses. They work with companies they believe have significant growth potential, particularly when given the capital and outside expertise they need to succeed. For more information, please visit www.sycamorepartners.com.

CONTACTS:	For Talbots:

The Talbots, Inc.

Julie Lorigan

Senior Vice President, Investor and Media Relations

(781) 741-7775

FTI Consulting, Inc.

Rachel Rosenblatt

Investor and Media Relations

(212) 850-5697

For Sycamore Partners:

Michael Freitag, Tim Lynch or Jennifer Friedman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Notice to Investors

The tender offer for the outstanding common stock of the Company referred to in this communication has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock will be made pursuant to a Tender Offer Statement on Schedule TO (including the Offer to Purchase, Letter of Transmittal and other related materials) that an affiliate of Sycamore Partners intends to file with the Securities and Exchange Commission (the “SEC”). At the time the offer is commenced, an affiliate of Sycamore Partners will file a Tender Offer Statement on Schedule TO with the SEC and, thereafter, the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Investors and security holders of the Company are urged to read these materials (when they become available) carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials (when they become available) and other documents filed by the Company and Sycamore Partners with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company intends to file a Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of an Agreement and Plan of Merger by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. Investors and security holders of the Company are urged to read these materials (when they become available) carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials (when they become available) and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts printed in the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This communication contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO to be filed by an affiliate of Sycamore Partners and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All the Company’s forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this press release or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.